Robert H. Baldwin
    President

                            BELLAGIO

August 17, 1998



Mr. Stephen A. Wynn
Chairman of the Board, President
  and Chief Executive Officer
Mirage Resorts, Incorporated
3400 Las Vegas Boulevard South
Las Vegas, Nevada   89109

Dear Steve:

This confirms the agreement this date between Bellagio and you with respect to the work of fine art entitled "Untitled" by Willem de Kooning (1970-1979, oil on canvas, 55 x 59-1/4 inches) (the "Work"), which you purchased from an independent party on July 14, 1998 at a purchase price of $725,000.

     1. You hereby sell the Work to Bellagio and Bellagio hereby purchases the Work from you for $725,000.

     2. Bellagio intends that the Work shall be maintained on public display and shall be available for educational purposes in any hotel-casino operated by any wholly owned subsidiary of Mirage Resorts, Incorporated in conformity with the requirements of NRS 361.068(k) and NRS 374 and any regulations promulgated thereunder.

         P.O. BOX 7700, LAS VEGAS, NEVADA 89177-7700

                         EXHIBIT 10.2

Mr. Stephen A. Wynn
Mirage Resorts, Incorporated
August 17, 1998
Page Two


Please sign below to confirm your agreement to the foregoing.
My signature below confirms Bellagio's agreement thereto.

Very truly yours,

BELLAGIO

By:  ROBERT H. BALDWIN
     __________________________
     ROBERT H. BALDWIN
     President and Chief
     Executive Officer

I hereby agree to the foregoing.

     STEPHEN A. WYNN
     ______________________________
     STEPHEN A. WYNN

cc:    Bruce A. Levin
       Peter C. Walsh
       James E. Pettis

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